                           SCHWAB FUNDS-REGISTERED TRADEMARK-



             SCHWAB
             YIELDPLUS FUND-TM-






                         SEMIANNUAL REPORT
                                AND
                    AN IMPORTANT NOTICE REGARDING
                       DELIVERY OF SHAREHOLDER
                             DOCUMENTS






             Semiannual Report
             February 29, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted a rule permitting mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

As permitted by the rule, Schwab may begin indefinitely householding prospectuses and shareholder reports for SchwabFunds.-Registered Trademark-

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE, AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT WWW.SCHWAB.COM.

If you would otherwise fall under our householding policy, but for any reason prefer to receive multiple SchwabFunds prospectuses and shareholder reports, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                           SCHWAB FUNDS-REGISTERED TRADEMARK-



             SCHWAB
             YIELDPLUS FUND-TM-












             Semiannual Report
             February 29, 2000

SCHWAB YIELD PLUS FUND-TM-

We're pleased to bring you this report for the Schwab YieldPlus Fund for the five-month period ended February 29, 2000.

During the reporting period, the fund attempted to provide a high level of current income, consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the fund since inception.

The SCHWAB YIELDPLUS FUND invests in fixed income securities, primarily general corporate, collateralized mortgage obligations and asset-backed bonds. Under normal market conditions, the fund seeks to maintain an average effective maturity of one year or less.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Bond Fund Investor Should
 Know                                       2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab YieldPlus - Investor Shares
  Fund Performance                          8
Schwab YieldPlus - Select
 Shares-Registered Trademark-
  Fund Performance                         10
Schwab YieldPlus Portfolio Snapshot        12
---------------------------------------------
Dividends Paid                             14
---------------------------------------------
The Portfolio Management Team              15
---------------------------------------------
Fund Discussion                            16
---------------------------------------------
Glossary                                   17
---------------------------------------------
Financial Statements and Notes             20
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]

Dear Shareholder,

As we begin a new year, I'd like to take this opportunity to reflect on last year's milestones at Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the SchwabFunds-Registered Trademark- Family.

First of all, SchwabFunds-Registered Trademark- assets topped the $100 billion mark in September. SchwabFunds continues to be among the largest and fastest growing fund families in the nation, with the support of investors like you.

Secondly, in addition to launching the Schwab YieldPlus Fund-TM- in 1999, we launched another new fund:

- SCHWAB TOTAL STOCK MARKET INDEX FUND-TM- seeks to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stock market performance. In one single, low-cost investment, fund investors can benefit from exposure to U.S companies of all types and sizes.

For more information on either of these funds, please call 800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses. Please read it carefully before investing.

I encourage you to take a moment to read this semiannual report as it is designed to provide timely information about your SchwabFunds investments. You will find information on each fund's total returns and performance, as well as commentary on market conditions provided by the portfolio management team. In the section "What Every Bond Fund Investor Should Know", we've also provided guidelines that can help you reach your goals by establishing--or maintaining--an ongoing investment program.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all of the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource which can help you keep track of your funds' performance.

I'd like to make all of you aware that March 3, 2000 was designated as the record date for a proxy and shareholders' meeting for the entire SchwabFunds complex. Every SchwabFund has at least one proposal up for a vote. No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid by the funds and their shareholders. Voting by internet or phone lowers proxy costs even further. If you have questions about the proxy, would like help in voting, or if you did not receive the proxy materials, please call the funds' proxy solicitor, D.F. King & Co., at 800-431-9633.

At Schwab our philosophy has always been that a combination of regular investing and diversification is the best strategy over the long term. By investing in SchwabFunds, you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
February 29, 2000

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within the mutual funds you own. The Schwab YieldPlus Fund-TM- is designed to fit into the cash portion of your asset allocation plan. It's intended for longer term (one year minimum) cash needs. As part of an asset allocation plan, this fund can be a good complement to both the short-term cash portion and the overall bond portion of your plan. Just remember that the NAV (share price) will vary, unlike a money market fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stock                       60.0%
Bond                        25.0%
YeildPlus (Long Term Cash)   7.5%
Short Term Cash              7.5%

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future results.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment professionals who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds can be a good choice for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $2,500.

CONVENIENCE: SchwabFunds-Registered Trademark- bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.*

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

*The Schwab YieldPlus Fund has a redemption fee of 0.25% on shares sold within 90 days of purchase.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill. And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.*

SCHWAB BOND FUNDS

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

TAXABLE BOND FUNDS

SCHWAB YIELDPLUS FUND-TM- seeks high current income with minimal changes in share price and its overall portfolio is managed to maintain an average effective maturity of one year or less.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short Mutual Fund (1-5 Year) Government/Corporate Bond Index. This index represents the performance of U.S. government, U.S. corporate bonds and dollar denominated foreign issues that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

---------------------------------------------
*Some investors may be subject to the alternative minimum tax (AMT); consult your tax advisor.

------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. Our automated methods allow you to invest or transfer money to your Schwab account on a regular basis; you can invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or you can also visit us in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

February 2000 marked the 107th month of the current expansion, making it the longest in U.S. history. Annualized GDP growth accelerated from 2.8% during the first half of 1999 to 6.5% in the second half, averaging 4.2% for the year--the fourth consecutive year at 4% or more. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures. High levels of consumer spending and business capital investment, as well as rising real wages, productivity, and strong gains in stock prices have been the principal factors continuing this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         REAL GROSS DOMESTIC PRODUCT
QUARTERLY PERCENTAGE CHANGE (ANNUALIZED RATE)
Q1 1990                                         5.00%
Q2 1990                                         1.00%
Q3 1990                                        -0.60%
Q4 1990                                        -3.00%
Q1 1991                                        -1.70%
Q2 1991                                         2.60%
Q3 1991                                         1.30%
Q4 1991                                         2.50%
Q1 1992                                         4.30%
Q2 1992                                         4.00%
Q3 1992                                         3.10%
Q4 1992                                         5.20%
Q1 1993                                        -0.70%
Q2 1993                                         2.10%
Q3 1993                                         1.50%
Q4 1993                                         6.00%
Q1 1994                                         3.60%
Q2 1994                                         5.70%
Q3 1994                                         2.20%
Q4 1994                                         5.10%
Q1 1995                                         1.50%
Q2 1995                                         0.80%
Q3 1995                                         3.20%
Q4 1995                                         3.30%
Q1 1996                                         2.90%
Q2 1996                                         6.90%
Q3 1996                                         2.20%
Q4 1996                                         4.90%
Q1 1997                                         4.90%
Q2 1997                                         5.10%
Q3 1997                                         4.00%
Q4 1997                                         3.10%
Q1 1998                                         6.70%
Q2 1998                                         2.10%
Q3 1998                                         3.80%
Q4 1998                                         5.90%
Q1 1999                                         3.70%
Q2 1999                                         1.90%
Q3 1999                                         5.70%
Q4 1999                                         7.30%
Source: BLOOMBERG L.P.

The Commerce Department, after revising the GDP benchmark data for the past four decades, has reported stronger growth, higher personal savings and lower inflation than was previously calculated for the 1990s.

Looking ahead, the availability of increasingly scarce labor resources and the behavior of domestic consumers in response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 4.0% in January, a 29-year low, before inching back up to 4.1% in February. Labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. Growth in the labor force has slowed, and the Fed has expressed its concern that a continuation of strong demand and tight labor markets may put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
SOURCE: BLOOMBERG L.P.
1/90                     5.40%
2/90                     5.30%
3/90                     5.20%
4/90                     5.40%
5/90                     5.40%
6/90                     5.20%
7/90                     5.50%
8/90                     5.70%
9/90                     5.90%
10/90                    5.90%
11/90                    6.20%
12/90                    6.30%
1/91                     6.40%
2/91                     6.60%
3/91                     6.80%
4/91                     6.70%
5/91                     6.90%
6/91                     6.90%
7/91                     6.80%
8/91                     6.90%
9/91                     6.90%
10/91                    7.00%
11/91                    7.00%
12/91                    7.30%
1/92                     7.30%
2/92                     7.40%
3/92                     7.40%
4/92                     7.40%
5/92                     7.60%
6/92                     7.80%
7/92                     7.70%
8/92                     7.60%
9/92                     7.60%
10/92                    7.30%
11/92                    7.40%
12/92                    7.40%
1/93                     7.30%
2/93                     7.10%
3/93                     7.00%
4/93                     7.10%
5/93                     7.10%
6/93                     7.00%
7/93                     6.90%
8/93                     6.80%
9/93                     6.70%
10/93                    6.80%
11/93                    6.60%
12/93                    6.50%
1/94                     6.80%
2/94                     6.60%
3/94                     6.50%
4/94                     6.40%
5/94                     6.10%
6/94                     6.10%
7/94                     6.30%
8/94                     6.00%
9/94                     5.80%
10/94                    5.80%
11/94                    5.60%
12/94                    5.50%
1/95                     5.60%
2/95                     5.40%
3/95                     5.30%
4/95                     5.80%
5/95                     5.80%
6/95                     5.60%
7/95                     5.60%
8/95                     5.70%
9/95                     5.60%
10/95                    5.50%
11/95                    5.70%
12/95                    5.60%
1/96                     5.60%
2/96                     5.50%
3/96                     5.60%
4/96                     5.50%
5/96                     5.60%
6/96                     5.30%
7/96                     5.50%
8/96                     5.10%
9/96                     5.20%
10/96                    5.20%
11/96                    5.30%
12/96                    5.40%
1/97                     5.30%
2/97                     5.30%
3/97                     5.10%
4/97                     5.00%
5/97                     4.70%
6/97                     5.00%
7/97                     4.70%
8/97                     4.90%
9/97                     4.70%
10/97                    4.70%
11/97                    4.60%
12/97                    4.70%
1/98                     4.50%
2/98                     4.60%
3/98                     4.60%
4/98                     4.30%
5/98                     4.30%
6/98                     4.50%
7/98                     4.50%
8/98                     4.50%
9/98                     4.50%
10/98                    4.50%
11/98                    4.40%
12/98                    4.30%
1/99                     4.30%
2/99                     4.40%
3/99                     4.20%
4/99                     4.30%
5/99                     4.20%
6/99                     4.30%
7/99                     4.30%
8/99                     4.20%
9/99                     4.20%
10/99                    4.10%
11/99                    4.10%
12/99                    4.10%
1/00                     4.00%
2/00                     4.10%

INFLATION

Price inflation continued to remain well contained, but trending upward. The CPI rose 3.2% for the year ended February 29, 2000. Its core rate (which excludes the more volatile food and energy components) rose just 2.1%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.0% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.4% for 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MEASURES OF INFLATION
SOURCE: BLOOMBERG L.P.
                         QUARTERLY EMPLOYMENT  MONTHLY CONSUMER
                              COST INDEX         PRICE INDEX
1/90                                     5.5%              5.2%
2/90                                     5.5%              5.3%
3/90                                     5.5%              5.2%
4/90                                     5.4%              4.7%
5/90                                     5.4%              4.4%
6/90                                     5.4%              4.7%
7/90                                     5.2%              4.8%
8/90                                     5.2%              5.6%
9/90                                     5.2%              6.2%
10/90                                    4.9%              6.3%
11/90                                    4.9%              6.3%
12/90                                    4.9%              6.1%
1/91                                     4.6%              5.7%
2/91                                     4.6%              5.3%
3/91                                     4.6%              4.9%
4/91                                     4.6%              4.9%
5/91                                     4.6%              5.0%
6/91                                     4.6%              4.7%
7/91                                     4.3%              4.4%
8/91                                     4.3%              3.8%
9/91                                     4.3%              3.4%
10/91                                    4.3%              2.9%
11/91                                    4.3%              3.0%
12/91                                    4.3%              3.1%
1/92                                     4.0%              2.6%
2/92                                     4.0%              2.8%
3/92                                     4.0%              3.2%
4/92                                     3.6%              3.2%
5/92                                     3.6%              3.0%
6/92                                     3.6%              3.1%
7/92                                     3.5%              3.2%
8/92                                     3.5%              3.1%
9/92                                     3.5%              3.0%
10/92                                    3.5%              3.2%
11/92                                    3.5%              3.0%
12/92                                    3.5%              2.9%
1/93                                     3.5%              3.3%
2/93                                     3.5%              3.2%
3/93                                     3.5%              3.1%
4/93                                     3.6%              3.2%
5/93                                     3.6%              3.2%
6/93                                     3.6%              3.0%
7/93                                     3.6%              2.8%
8/93                                     3.6%              2.8%
9/93                                     3.6%              2.7%
10/93                                    3.5%              2.8%
11/93                                    3.5%              2.7%
12/93                                    3.5%              2.7%
1/94                                     3.2%              2.5%
2/94                                     3.2%              2.5%
3/94                                     3.2%              2.5%
4/94                                     3.2%              2.4%
5/94                                     3.2%              2.3%
6/94                                     3.2%              2.5%
7/94                                     3.2%              2.8%
8/94                                     3.2%              2.9%
9/94                                     3.2%              3.0%
10/94                                    3.0%              2.6%
11/94                                    3.0%              2.7%
12/94                                    3.0%              2.7%
1/95                                     2.9%              2.8%
2/95                                     2.9%              2.9%
3/95                                     2.9%              2.9%
4/95                                     2.9%              3.1%
5/95                                     2.9%              3.2%
6/95                                     2.9%              3.0%
7/95                                     2.7%              2.8%
8/95                                     2.7%              2.6%
9/95                                     2.7%              2.5%
10/95                                    2.7%              2.8%
11/95                                    2.7%              2.6%
12/95                                    2.7%              2.5%
1/96                                     2.8%              2.7%
2/96                                     2.8%              2.7%
3/96                                     2.8%              2.8%
4/96                                     2.9%              2.9%
5/96                                     2.9%              2.9%
6/96                                     2.9%              2.8%
7/96                                     2.8%              3.0%
8/96                                     2.8%              2.9%
9/96                                     2.8%              3.0%
10/96                                    2.9%              3.0%
11/96                                    2.9%              3.3%
12/96                                    2.9%              3.3%
1/97                                     2.9%              3.0%
2/97                                     2.9%              3.0%
3/97                                     2.9%              2.8%
4/97                                     2.8%              2.5%
5/97                                     2.8%              2.2%
6/97                                     2.8%              2.3%
7/97                                     3.0%              2.2%
8/97                                     3.0%              2.2%
9/97                                     3.0%              2.2%
10/97                                    3.3%              2.1%
11/97                                    3.3%              1.8%
12/97                                    3.3%              1.7%
1/98                                     3.3%              1.6%
2/98                                     3.3%              1.4%
3/98                                     3.3%              1.4%
4/98                                     3.5%              1.4%
5/98                                     3.5%              1.7%
6/98                                     3.5%              1.7%
7/98                                     3.7%              1.7%
8/98                                     3.7%              1.6%
9/98                                     3.7%              1.5%
10/98                                    3.4%              1.5%
11/98                                    3.4%              1.5%
12/98                                    3.4%              1.6%
1/99                                     3.0%              1.7%
2/99                                     3.0%              1.6%
3/99                                     3.0%              1.7%
4/99                                     3.2%              2.3%
5/99                                     3.2%              2.1%
6/99                                     3.2%              2.0%
7/99                                     3.1%              2.1%
8/99                                     3.1%              2.3%
9/99                                     3.1%              2.6%
10/99                                    3.4%              2.6%
11/99                                    3.4%              2.6%
12/99                                    3.4%              2.7%
1/00                                                       2.7%
2/00                                                       3.2%

In spite of the record length and strength of the current expansion, and labor markets tighter than we have experienced in a generation, wage inflation has remained largely subdued. The Employment Cost Index, which measures inflation in wages, salaries and benefits, was well contained, increasing just 3.4% during 1999.

Although there is little evidence of accelerating core inflation, the Fed has expressed concern that if labor markets continue to tighten, increases in wages could outpace productivity growth. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.8% in 1998 and 3.0% during 1999, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       TOTAL RETURN PERFORMANCE
GROWTH OF A HYPOTHETICAL $1 INVESTMENT
COMPILED BY CHARLES SCHWAB & CO., INC.
                                                  RUSSELL 2000                          LEHMAN AGGREGATE
                                        S&P 500  SMALL-CAP INDEX  MSCE EAFE (ND) INDEX     BOND INDEX
8/99                                     $1.000           $1.000                $1.000            $1.000
9/99                                     $0.973           $1.000                $1.010            $1.012
10/99                                    $1.034           $1.004                $1.048            $1.015
11/99                                    $1.055           $1.064                $1.084            $1.015
12/99                                    $1.117           $1.185                $1.182            $1.010
1/00                                     $1.061           $1.166                $1.107            $1.007
2/00                                     $1.041           $1.358                $1.136            $1.019

Reversing a five-year period of relative under performance, small-cap stocks significantly outperformed both large-cap stocks and international stocks for the six-month reporting period ended 2/29/00. Small-cap stocks as represented by the Russell 2000 Index achieved a total return of 35.8%, leaving large caps, as represented by the S&P 500 Index, well behind with a six-month return of 4.1%. Within the S&P 500, the technology stocks' out-performance of the so-called "old economy" stocks was truly remarkable. For example, during 1999, the performance of the technology-laden NASDAQ Composite was 85.6% versus 21.0% for the S&P 500 (which itself had a 25.4% technology weighting as of 12/31/99).

Although dampened by relatively weak foreign currencies, international stocks, as represented by the MSCI EAFE Index, achieved a strong return of 13.6% for the period. Reflecting the rise in intermediate- and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.9% for the year.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty
28.6 times earnings, slightly less than twice its long-term average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the price/earnings ratio (12 months trailing) for the NASDAQ 100 Index was 144.2.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
   SOURCE: BLOOMBERG L.P.
1/90                          14.37
2/90                          14.21
3/90                          14.77
4/90                          14.82
5/90                          15.84
6/90                          16.66
7/90                          16.65
8/90                          15.57
9/90                           14.9
10/90                         14.36
11/90                         14.59
12/90                         15.19
1/91                          14.95
2/91                          16.82
3/91                          17.48
4/91                          17.85
5/91                          17.92
6/91                          17.96
7/91                          18.07
8/91                          19.72
9/91                          19.88
10/91                         19.92
11/91                         21.02
12/91                         21.85
1/92                          23.35
2/92                          23.83
3/92                          25.45
4/92                          25.51
5/92                          25.71
6/92                          25.08
7/92                          25.61
8/92                           25.5
9/92                          24.37
10/92                         23.94
11/92                         24.08
12/92                         24.01
1/93                           24.2
2/93                          24.25
3/93                          24.22
4/93                           23.2
5/93                          23.21
6/93                          22.58
7/93                          22.52
8/93                          23.02
9/93                          23.74
10/93                         23.97
11/93                         22.55
12/93                         23.55
1/94                          22.98
2/94                          21.17
3/94                          20.34
4/94                           20.1
5/94                          20.16
6/94                          19.76
7/94                          18.64
8/94                           18.9
9/94                          18.26
10/94                         17.55
11/94                         16.58
12/94                         16.98
1/95                          16.23
2/95                           16.2
3/95                           16.5
4/95                          16.02
5/95                          16.43
6/95                          16.82
7/95                          16.55
8/95                          16.18
9/95                          16.86
10/95                         16.18
11/95                         17.14
12/95                         17.41
1/96                          18.11
2/96                          18.56
3/96                          18.94
4/96                          19.16
5/96                          19.48
6/96                           19.3
7/96                          18.31
8/96                          18.62
9/96                          19.75
10/96                          19.6
11/96                         21.05
12/96                          20.7
1/97                          20.55
2/97                          20.98
3/97                          19.87
4/97                          20.24
5/97                          21.43
6/97                          22.45
7/97                          23.92
8/97                          22.64
9/97                             24
10/97                         22.84
11/97                         24.02
12/97                         24.51
1/98                          24.99
2/98                          26.44
3/98                          27.76
4/98                          26.51
5/98                          26.12
6/98                          27.09
7/98                          26.78
8/98                          22.77
9/98                          24.23
10/98                         27.58
11/98                         30.14
12/98                         31.97
1/99                          33.29
2/99                          32.65
3/99                          33.78
4/99                           33.9
5/99                          32.74
6/99                           34.7
7/99                          31.62
8/99                          31.21
9/99                           29.9
10/99                         29.92
11/99                         30.65
12/99                         32.53
1/00                          29.78
2/00                          28.59
30-Year Mean                         15.7

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate term rates continued to climb upward during the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy, which shows no immediate signs of slowing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS  30-YEAR TREASURY BOND YIELD  FIVE-YEAR TREASURY NOTE YIELD
9/99                                                              6.02%                          5.77%
9/99                                                              6.04%                          5.78%
9/99                                                              6.06%                          5.75%
9/99                                                              5.97%                          5.66%
10/99                                                             6.13%                          5.86%
10/99                                                             6.20%                          5.95%
10/99                                                             6.26%                          5.97%
10/99                                                             6.35%                          6.10%
10/99                                                             6.16%                          5.95%
11/99                                                             6.06%                          5.86%
11/99                                                             6.04%                          5.86%
11/99                                                             6.16%                          5.99%
11/99                                                             6.23%                          6.05%
12/99                                                             6.25%                          6.07%
12/99                                                             6.17%                          5.98%
12/99                                                             6.37%                          6.19%
12/99                                                             6.49%                          6.31%
12/99                                                             6.48%                          6.34%
1/00                                                              6.55%                          6.41%
1/00                                                              6.70%                          6.58%
1/00                                                              6.69%                          6.63%
1/00                                                              6.45%                          6.66%
2/00                                                              6.27%                          6.65%
2/00                                                              6.27%                          6.70%
2/00                                                              6.16%                          6.68%
2/00                                                              6.13%                          6.47%
Source: BLOOMBERG L.P.

Typically the yields on 30-year treasury securities exceed those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed resulting in what is referred to as a negatively sloped yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the Federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer-dated maturities since those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, bid up the price of the longer-term securities and resulted in a reduction in yields.

SCHWAB YIELDPLUS-INVESTOR SHARES
FUND PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 2/29/00

                                                                    FIVE
                                                                   MONTHS
                                                                   SINCE         30-DAY
                                                                INCEPTION(1)      SEC
                                                                  10/1/99        YIELD
---------------------------------------------------------------------------------------
SCHWAB YIELDPLUS-INVESTOR SHARES(2)                                2.48%         6.60%
---------------------------------------------------------------------------------------
U.S. Treasury Bill 1-Year                                          1.46%           N/A
---------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/99. As of 12/31/99, the fund's since-inception total return was 1.48%. The 30-day SEC yield as of 12/31/99 was 6.44%.(3)

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 2/29/00, the fund's since-inception return would have been lower. The 30-day SEC yield as of 2/29/00 would have been 6.35%.

(3) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/99, the fund's since-inception return would have been lower. The 30-day SEC yield as of 12/31/99 would have been 6.20%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SCHWAB YIELD    US TREASURY
            PLUS FUND -    BILL 1-YEAR
          INVESTOR SHARES
10/1/99           $10,000      $10,000
10/31/99          $10,050      $10,028
11/30/99          $10,092      $10,048
12/31/99          $10,148      $10,070
1/31/00           $10,184      $10,096
2/29/00           $10,248      $10,146

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab YieldPlus-Investor Shares, made at its inception, with a similar investment in the U.S. Treasury Bill 1-Year.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 2/29/00 (000s)                         $ 37,035
----------------------------------------------------------------------

SCHWAB YIELDPLUS-SELECT SHARES-REGISTERED TRADEMARK-
FUND PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 2/29/00

                                                                  FIVE
                                                                 MONTHS
                                                                 SINCE
                                                              INCEPTION(1)    30-DAY
                                                               (10/1/99)     SEC YIELD
--------------------------------------------------------------------------------------
SCHWAB YIELDPLUS-SELECT SHARES(2)                                 2.54%        6.75%
--------------------------------------------------------------------------------------
U.S. Treasury Bill 1-Year                                         1.46%          N/A
--------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/99. As of 12/31/99, the fund's since-inception total return was 1.52%. The 30-day SEC yield as of 12/31/99 was 6.59%.(3)

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 2/29/00, the fund's since-inception total return would have been lower. The 30-day SEC yield as of 2/29/00 would have been 6.50%.

(3) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/99, the fund's since-inception total return would have been lower. The 30-day SEC yield as of 12/31/99 would have been 6.35%.

GROWTH OF A HYPOTHETICAL $50,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SCHWAB YIELDPLUS -  US TREASURY BILL
              SELECT SHARES          1-YEAR
10/01/1999             $50,000           $50,000
10/31/1999             $50,260           $50,142
11/30/1999             $50,470           $50,241
12/31/1999             $50,755           $50,348
1/31/2000              $50,945           $50,480
2/29/2000              $51,270           $50,729

The above graph compares the growth of a hypothetical $50,000 investment in the Schwab YieldPlus-Select Shares-Registered Trademark-, made at its inception, with a similar investment in the U.S. Treasury Bill 1-Year.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 2/29/00 (000s)                         $165,683
----------------------------------------------------------------------

SCHWAB YIELDPLUS FUND-TM-
PORTFOLIO SNAPSHOT

The Schwab YieldPlus Fund-TM- invests in fixed income securities, primarily general corporate, collateralized mortgage obligations and asset-backed bonds. The information below provides a snapshot of the fund's characteristics as of 2/29/00 and is not indicative of its composition after that date. The terms used below are defined beginning on page 17. A complete list of the securities in the fund's portfolio as of 2/29/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                        SCHWAB YIELDPLUS
                                                              FUND                       PEER GROUP AVERAGE++
-------------------------------------------------------------------------------------------------------------
Number of Issues                                                 39                                 86
-------------------------------------------------------------------------------------------------------------
Yield to Maturity                                              7.32%                               N/A
-------------------------------------------------------------------------------------------------------------
Average Weighted Coupon                                        7.02%                              6.40%
-------------------------------------------------------------------------------------------------------------
Weighted Average Effective Maturity                            0.86 years                         2.18 years
-------------------------------------------------------------------------------------------------------------
Average Weighted Credit Quality                                   A                                 AA
-------------------------------------------------------------------------------------------------------------
Average Weighted Effective Duration                            0.92 years                         0.80 years
-------------------------------------------------------------------------------------------------------------
Expense Ratio - Investor Shares                                0.55%*                             0.47%
-------------------------------------------------------------------------------------------------------------
Expense Ratio - Select Shares-Registered
Trademark-                                                     0.40%*                             0.47%
-------------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/00.

++ Source: Lipper Ultra Short Obligations. This information is as of 2/29/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The Peer Group Average is based on the funds in the Lipper Ultra-Short Obligations Index, compiled by Charles Schwab & Co., Inc.

MATURITY SCHEDULE: WEIGHTED AVERAGE
EFFECTIVE MATURITY AS OF 2/29/00

                                                       PERCENTAGE
                                       PERCENTAGE       OF FUND
                                         OF FUND      INVESTMENTS
MATURITY RANGE         VALUE (000S)    INVESTMENTS    (CUMULATIVE)
------------------------------------------------------------------
0 - 6 months             $103,338         48.6%           48.6%
------------------------------------------------------------------
7 - 18 months            $ 46,854         22.0%           70.6%
------------------------------------------------------------------
19 - 30 months           $ 57,605         27.1%           97.7%
------------------------------------------------------------------
More than
30 months                $  4,785          2.3%          100.0%
------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 WEIGHTED AVERAGE EFFECTIVE MATURITY
Short                                  Int  Long    Average Credit Quality
                                                                      High
X                                                                   Medium
                                                                       Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 2/29/00. It is not indicative of its holding after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds                                   48.1%
Agency-Collateralized Mortgage Obligations        17.3%
Non-Agency-Collateralized Mortagage Obligations   16.1%
Commercial Paper and Other Corporate Obligations  15.9%
Preferred Stock                                    2.5%
Temporary Investments                              0.1%

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                 33.3%
A                   18.2%
BBB                 30.1%
BB                   2.4%
Short-Term Ratings  15.9%
Unrated Securities   0.1%

The charts above illustrate the composition of the fund's portfolio as of 2/29/00, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

-----------------------------------------------
Hughes Electronics Corp.
  7.290%, 04/24/2000                       6.6%
-----------------------------------------------
Health & Retirement Properties
  7.280%, 04/10/2000                       4.9%
-----------------------------------------------
Waste Management, Inc.
  6.650%, 03/15/2000                       3.8%
-----------------------------------------------
Dime Bancorp, Inc.
  6.375%, 01/30/2001                       3.8%
-----------------------------------------------
Countrywide Home Loans, Inc. 1999-12
  7.500%, 07/19/2002                       3.1%
-----------------------------------------------
-----------------------------------------------
Dime Bancorp, Inc.
  7.000%, 07/25/2001                       2.9%
-----------------------------------------------
Residential Funding Mortgage Securities
  I Trust Series 1993-S15
  6.920%, 09/03/01                         2.9%
-----------------------------------------------
ICI Funding Corp. Secured Assets Corp.
  Series 1997-1
  7.750%, 07/27/01                         2.7%
-----------------------------------------------
Federal Home Loan Mortgage Corp. Series
  1768PG
  7.500%, 05/30/02                         2.5%
-----------------------------------------------
Countrywide Home Loans, Inc. 1997-8
  6.750%, 08/16/01                         2.5%
-----------------------------------------------

DIVIDENDS PAID

During the reporting period, the funds attempted to provide a high level of current income consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVIDENDS PAID BY THE SCHWAB YIELDPLUS FUND -TM-
                                                  SCHWAB YIELDPLUS -          SCHWAB YIELDPLUS -
                                                   INVESTOR SHARES    SELECT SHARES -REGISTERED TRADMARK-
2000*                                                          $0.27                                $0.27
INCOME DIVIDENDS PER SHARE
FISCAL YEAR

  * Period from the fund's inception on 10/1/99 through 2/29/00.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the fund's portfolio. Steve joined CSIM as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

KIM DAIFOTIS--Vice President and Senior Portfolio Manager--has had primary responsibility for the day-to-day management of the fund's portfolio since inception. He joined CSIM in November 1997. Prior to joining CSIM, Kim spent five years at Lehman Brothers where he served as Vice President and Fixed Income Institutional Salesman, as well as Senior Portfolio Strategist. Prior to Lehman Brothers, Kim spent three years as Senior Portfolio Manager for Barclays Global Investors.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE INTEREST RATE ENVIRONMENT?

A. During the reporting period the global economy continued its recovery from the financial turmoil experienced over the last 18 months. The domestic economy, fueled by technology breakthroughs and higher productivity, celebrated its ninth consecutive year of expansion, the nation's longest growth period. The robust economy contributed to soaring equity and real estate values and tight labor markets, which in turn stimulated strong consumer spending.

During much of 1999 there was a great deal of concern about the potential impact of Y2K on short-term interest rates. These concerns were largely controlled by the Federal Reserve Board's (Fed's) willingness to provide liquidity and the positive reports about Y2K preparations. As a result there was little pressure on short-term rates as the year ended.

The Fed maintained its vigilant stance as the economy continued to grow at an accelerating pace. During the third and fourth quarters of 1999, the U.S. gross domestic product grew 5.7% and 6.9%, respectively, far above the Fed's target rate of 3.0%. Concerned that inflationary pressure could derail the nation's record-breaking economic expansion, the Fed took steps to slow growth by raising the federal funds rate from 5.25% at the beginning of the period to 5.75% at the end of the period.

Q. HOW HAS THE FUND PERFORMED DURING THE REPORTING PERIOD?

A. Despite a rising interest rate environment, the fund's NAV remained in a very narrow range. During the five-month reporting period ended February 29, 2000, the fund achieved a 2.48% total return for the Investor Shares and 2.54% for the Select Shares-Registered Trademark-. While the NAVs for both classes of the fund declined slightly by 0.2%, the Investor Shares reported dividend income of 2.68% and the Select Shares generated dividend income of 2.74%.

Q. HOW WAS THE FUND MANAGED DURING THE REPORTING PERIOD?

A. As stated in the fund's investment objective our primary goal is to provide high current income while maintaining a stable share price (NAV). In order to reach the stated goal the Fund implemented the following strategy:

- Maintained the dollar-weighted average effective maturity of the fund in a range between 0.72 years and 0.91 years, which is slightly below the stated 1-year target. This tactic allowed the portfolio to benefit from higher yields associated with securities which have longer maturities while maintaining a stable share price.

- The fund also invested a large portion of its assets in corporate debt and mortgage securities, which provided the fund with a substantial yield advantage over U.S. Government Securities.

We continue to approach the markets cautiously, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target for short-term interest rates. We expect to continue investing in corporate debt and mortgage backed securities and seek to keep the average effective maturity below one year.
16

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high-income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductionsand exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.
BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of a bond's issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds help protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

MOODY'S  S&P  DESCRIPTION
------------------------------------------------------
INVESTMENT GRADE
Aaa      AAA  Strongest capacity to pay interest and
              repay principal

Aa       AA   Very strong capacity to pay interest and
              repay principal

A        A    Strong capacity to pay interest and
              repay principal

Baa      BBB  Adequate capacity to pay interest and
              repay principal
BELOW INVESTMENT GRADE

Ba       BB   Lowest degree of speculation with
              respect to capacity to pay interest and
              repay principal

B        B    Greater vulnerability to default but
              currently has the capacity to meet
              interest and principal payment

Caa      CCC  Currently vulnerable to default--
              dependent on favorable conditions

Ca       CC   Highly speculative

C        C    Highest degree of speculation--no
              interest is paid

-        D    In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total net assets, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOS)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. However, interest paid by certain municipal bonds is subject to the AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, the reinvestment income and, consequently, the total return from holding the bond may fall relative to the original yield. Conversely, if yields rise, total return may also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the better return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest income, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB YIELDPLUS FUND(TM)
SCHEDULE OF INVESTMENTS (in thousands)
February 29, 2000 (Unaudited)

                                                  Par     Value
                                                -------  --------

CORPORATE BONDS -- 50.5% (a)
Bank of Boston (b)
   6.87%, 03/15/00                              $ 5,000  $  4,909
Comcast Corp.
   10.25%, 10/15/01                               4,000     4,245
Conseco Inc.
   7.60%, 06/21/01                                5,000     4,962
Dime Bancorp, Inc.
   6.38%, 01/30/01                                7,750     7,663
   7.00%, 07/25/01                                6,000     5,948
ERP Operating L.P. (b)
   6.86%, 05/22/00                                5,000     5,012
Finova Capital Corp.
   7.25%, 04/01/01                                3,600     3,591
Foreningssparrbanken AB (b)
   7.35%, 05/12/00                                5,000     5,010
Health & Retirement Properties (b)
   7.28%, 04/10/00                               10,000     9,988
Hughes Electronics Corp. (b)
   7.29%, 04/24/00                               13,350    13,317
Kimco Realty Corp. (b)
   6.74%, 05/17/00                                5,000     5,029
Korea Development Bank (b)
   6.94%, 04/18/00                                5,000     4,997
Rayonier, Inc. (b)
   6.41%, 05/23/00                                5,000     4,999
Starwood Hotels & Resorts Worldwide, Inc.
   6.25%, 11/15/00                                5,000     4,931
Tyco International Group, S.A. (b)
   6.82%, 03/06/00                                5,000     4,998
Tyco International Group, S.A.
   6.13%, 06/15/01                                5,000     4,919
Waste Management, Inc.
   6.65%, 05/15/00                                7,750     7,721
                                                         --------
Total Corporate Bonds
  (Cost $101,996)                                         102,239
                                                         --------
U.S. GOVERNMENT AGENCY SECURITIES -- 18.2% (a)
COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.2%
Federal Home Loan Mortgage Corp.
  Series 1350H
   7.50%, 10/06/01                                4,293     4,302
Federal Home Loan Mortgage Corp.
  Series 1768PG
   7.50%, 05/30/02                                5,131     5,118



                                                  Par     Value
                                                -------  --------

Federal Home Loan Mortgage Corp.
  Series 62B
   7.50%, 05/09/02                              $ 5,000  $  4,985
Federal National Mortgage Association
  Series 1993-82D
   6.35%, 12/17/01                                5,000     4,907
Federal National Mortgage Association
  Series 1996-35D
   7.00%, 04/16/02                                5,000     4,945
Federal National Mortgage Association
  Series 1997-13AC
   7.00%, 10/03/01                                4,415     4,374
Federal National Mortgage Association
  Series 1997-25E
   7.00%, 10/28/01                                3,952     3,916
Government National Mortgage Association
  Series 1996-13A
   7.00%, 07/28/01                                4,329     4,283
                                                         --------
TOTAL U.S. GOVERNMENT AGENCY
  SECURITIES
  (Cost $37,256)                                           36,830
                                                         --------
NON-AGENCY MORTGAGE & ASSET-BACKED
SECURITIES -- 16.8% (a)
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.8%
Countrywide Home Loans, Inc.
   6.75%, 08/16/01                                5,090     5,052
   7.50%, 07/19/02                                6,176     6,212
General Electric Capital Mortgage Services, Inc.
   6.00%, 08/23/02                                5,000     4,785
ICI Funding Corp. Secured Assets Corp.
  Series 1997-1
   7.75%, 07/27/01                                5,512     5,505
Residential Funding Mortgage Securities I
  Trust Series 1993-S15
   6.92%, 09/03/01                                6,000     5,932
Residential Funding Mortgage Securities I
  Trust Series 1997-S6
   7.00%, 11/27/01                                3,500     3,450
Vendee Mortgage Trust Series 1992-1
   7.75%, 08/10/00                                3,184     3,185
                                                         --------
TOTAL NON-AGENCY MORTGAGE &
  ASSET-BACKED SECURITIES
  (Cost $34,284)                                           34,121
                                                         --------
20

                                                  Par     Value
                                                -------  --------

COMMERCIAL PAPER AND OTHER CORPORATE
OBLIGATIONS -- 16.7% (d)
Enron Corp.
   5.90%, 03/03/00                              $10,000  $  9,997
Kitty Hawk Funding Corp.
   5.82%, 03/01/00                                8,000     8,000
TRW, Inc.
   5.88%, 03/01/00                                2,000     2,000
   5.91%, 03/06/00                                7,000     6,994
VodaFone Airtouch, PLC
   5.78%, 03/02/00                                6,900     6,899
                                                         --------
TOTAL COMMERCIAL PAPER AND
  OTHER CORPORATE OBLIGATIONS
  (Cost $33,890)                                           33,890
                                                         --------

                                                Shares
                                                -------
PREFERRED STOCK -- 2.6%
Caisse National Credit Agricole                     203     5,219
                                                         --------
TOTAL PREFERRED STOCK
  (Cost $5,285)                                             5,219
                                                         --------
OTHER INVESTMENT COMPANIES -- 0.1% (c)
Provident Institutional Funds - Fed
  Funds Portfolio
   5.44%                                            283       283
                                                         --------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $283)                                                 283
                                                         --------
TOTAL INVESTMENTS -- 104.9%
  (Cost $212,994)                                         212,582
                                                         --------
OTHER ASSETS AND LIABILITIES -- (4.9%)
  Other assets                                              8,709
  Liabilities                                             (18,573)
                                                         --------
                                                           (9,864)
                                                         --------
TOTAL NET ASSETS -- 100.0%                               $202,718
                                                         ========


SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULE OF INVESTMENTS
February 29, 2000 (Unaudited)
(all dollar amounts are in thousands unless otherwise noted)


(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Interest rates represent the yield on report date.

(d) Yields shown are effective yields at time of purchase. Yields for each type of security are stated according to the market convention for that security type.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB YIELDPLUS FUND(TM)
STATEMENT OF ASSETS AND LIABILITIES (in thousands)
February 29, 2000 (Unaudited)

ASSETS
Investments, at value (Cost: $212,994)                      $212,582
Receivables:
   Interest                                                    1,599
   Investments sold                                            6,709
   Fund shares sold                                              326
Prepaid expenses                                                  75
                                                            --------
     Total assets                                            221,291
                                                            --------
LIABILITIES
Payables:
   Dividends                                                     147
   Investments purchased                                      18,110
   Fund shares redeemed                                          245
   Investment advisory and administration fees                     3
   Transfer agency and shareholder service fees                    3
Other liabilities                                                 65
                                                            --------
     Total liabilities                                        18,573
                                                            --------
Net assets applicable to outstanding shares                 $202,718
                                                            ========
NET ASSETS CONSIST OF:
Paid-in capital                                             $203,054
Accumulated net realized gain on investments sold                 76
Net unrealized depreciation on investments                      (412)
                                                            --------
                                                            $202,718
                                                            ========
PRICING OF SHARES
Net asset value, offering and redemption price per share,
   applicable to outstanding shares,
   $0.00001 par value (unlimited shares authorized)
   Investor Shares ($37,035/3,711)                             $9.98
   Select Shares(REGISTRATION MARK)($165,683/16,603)           $9.98


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB YIELDPLUS FUND(TM)
STATEMENT OF OPERATIONS (in thousands)
For the period from October 1, 1999 (commencement of operations) to February 29, 2000 (Unaudited)

Interest income                                                        $4,516
                                                                       ------
Expenses:
   Investment advisory and administration fees                            226
   Transfer agency and shareholder service fees:
     Investor Shares                                                       31
     Select Shares(REGISTRATION MARK)                                      52
   Custodian and portfolio accounting fees                                 27
   Registration fees                                                       43
   Professional fees                                                       12
   Shareholder reports                                                     12
   Trustees' fees                                                           3
   Other expenses                                                           7
                                                                       ------
                                                                          413
Less: expenses reduced (see Note 4)                                      (135)
                                                                       ------
     Total expenses incurred by fund                                      278
                                                                       ------
Net investment income                                                   4,238
                                                                       ------
Net realized gain on investments sold                                      76
Net unrealized depreciation on investments                               (412)
                                                                       ------
   Net loss on investments                                               (336)
                                                                       ------
Increase in net assets resulting from operations                       $3,902
                                                                       ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB YIELDPLUS FUND(TM)
STATEMENT OF CHANGES IN NET ASSETS (in thousands)
For the period from October 1, 1999 (commencement of operations) to February 29, 2000 (Unaudited)

Operations:
   Net investment income                                             $  4,238
   Net realized gain on investments sold                                   76
   Net unrealized depreciation on investments                            (412)
                                                                     --------
  Increase in net assets resulting from operations                      3,902
                                                                     --------
Distributions:
   Dividends to shareholders from net investment
    income (See Note 2):
     Investor Shares                                                     (809)
     Select Shares(REGISTRATION MARK)                                  (3,429)
                                                                     --------
       Total dividends to shareholders                                 (4,238)
                                                                     --------
Capital share transactions:
   Proceeds from shares sold                                          221,706
   Net asset value of shares issued in reinvestment of dividends        3,542
   Early withdrawal fees (See Note 6)                                      19
   Payments for shares redeemed                                       (22,213)
                                                                     --------
   Increase in net assets from capital share transactions             203,054
                                                                     --------
       Total increase in net assets                                   202,718

Net assets:
   Beginning of period                                                     --
                                                                     --------
   End of period                                                     $202,718
                                                                     ========
Number of fund shares:
   Sold                                                                22,185
   Reinvested                                                             355
   Redeemed                                                            (2,226)
                                                                     --------
   Net increase in shares outstanding                                  20,314

Shares outstanding:
   Beginning of period                                                     --
                                                                     --------
   End of period                                                       20,314
                                                                     ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                Schwab YieldPlus Fund(TM)

FOR THE PERIOD FROM OCTOBER 1, 1999 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 2000 (UNAUDITED)

INVESTOR SHARES
PER SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                                   10.00
                                                                        ------
From investment operations:
   Net investment income                                                  0.27
   Net realized andunrealized loss on
      investments                                                        (0.02)
                                                                        ------
   Total from investment operations                                       0.25
Less distributions:
   Dividends from net investment income                                  (0.27)
                                                                        ------
NET ASSET VALUE AT END OF PERIOD                                          9.98
                                                                        ------
Total return (%)                                                          2.48**

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets                     0.55*
Reductions reflected in above expense ratio                               0.25*
Ratio of net investment income to average net assets                      6.42*
Portfolio turnover rate                                                     11
Net assets, end of period ($ X 1,000)                                   37,035


FOR THE PERIOD FROM OCTOBER 1, 1999 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 2000 (UNAUDITED)

SELECT SHARES(REGISTRATION MARK)
PER SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                                   10.00
                                                                       -------
From investment operations:
   Net investment income                                                  0.27
   Net realized andunrealized loss on
      investments                                                        (0.02)
                                                                       -------
   Total from investment operations                                       0.25
Less distributions:
   Dividends from net investment income                                  (0.27)
                                                                       -------
NET ASSET VALUE AT END OF PERIOD                                          9.98
                                                                       -------
Total return (%)                                                          2.54**

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets                     0.40*
Reductions reflected in above expense ratio                               0.25*
Ratio of net investment income to average net assets                      6.58*
Portfolio turnover rate                                                     11
Net assets, end of period ($ X 1,000)                                  165,683

  * Annualized
 ** Not annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the period ended February 29, 2000 (Unaudited)
(All dollar amounts are in thousands unless otherwise noted)


1.  DESCRIPTION OF THE FUNDS

The Schwab YieldPlus Fund(TM) (the "fund") is a series of Schwab Investments (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

The fund offers two classes of shares, the Investor Shares and the Select Shares(REGISTRATION MARK). Both classes represent interest in the same portfolio of investments and are substantially the same in all respects, except that the classes are subject to different shareholder services fees (see Note 3) and investment minimums.

In addition to the funds, the Trust also offers the Schwab 1000 Fund(REGISTRATION MARK), Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, Schwab Short-Term Bond Market Index Fund, and Schwab Total Bond Market Index Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Restricted securities are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and market discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Net realized capital gains, if any, are normally distributed annually.

EXPENSES -- Expenses arising in connection with a class are charged directly to that class. Expenses attributable to all classes of shares are allocated daily to each class based on the value of settle shares outstanding of each respective class.

FEDERAL INCOME TAXES -- It is the fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The fund is considered a separate entity for federal income tax purposes.

Net unrealized appreciation (depreciation) at February 29, 2000, (was substantially the same for financial reporting and federal income tax purposes) was as follows:

                             Net Unrealized      Appreciated     Depreciated
                              Depreciation       Securities      Securities
                             --------------      -----------     -----------
                                 $(412)             $366           $(778)

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the fund pays a graduated annual fee, payable monthly, of 0.35% of average daily net assets of the first $500 million and 0.30% of such assets over $500 million. The investment adviser has reduced a portion of its fee for the period ended February 29, 2000 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For transfer agency services, Schwab receives an annual fee, payable monthly, of 0.05% of average daily net assets. For shareholder services, Schwab receives an annual fee, payable monthly, of 0.20% of average daily net assets of Investor Shares and 0.05% for Select Shares(REGISTRATION MARK). Schwab has reduced a portion of its fee for the period ended February 29, 2000 (see Note
4).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the investment adviser and/or Schwab. During the period ended February 29, 2000, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Act, as amended. The fund incurred fees aggregating $3 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least October 31, 2000, the total operating expenses will not exceed 0.55% of average daily net assets of Investor Shares and 0.40% for Select Shares, after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, including proxy-related expenses, and taxes.

For the period ended February 29, 2000, the total of such fees reduced by the investment adviser and Schwab was as follows:

                             Fees reduced by              Fees reduced
                           investment adviser               by Schwab
                       --------------------------    ----------------------
                                  $134                         $1

5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than U.S. government securities and short-term obligations during the period ended February 29, 2000, were as follows:

         Purchases                                               $79,331
         Proceeds of sales and maturities                        $ 6,664

Purchases, sales and maturities of long-term U.S. government securities during the period ended February 29, 2000, were as follows:

         Purchases                                               $39,143
         Proceeds of sales and maturities                        $ 2,472

6.  EARLY WITHDRAWAL FEES

The early withdrawal fees are retained by the fund and are treated as a contribution to capital.

                             Early withdrawal fees on      Early withdrawal fees
                               redemption proceeds*            as of 2/29/00
                            --------------------------    ----------------------
         Investor Shares               0.25%                       $ 6
         Select Shares                 0.25%                        13

*  Attributable to shares purchased and held less than 90 days.

7.  CAPITAL SHARE TRANSACTIONS

The fund offers two classes of shares: Investor Shares and Select Shares (REGISTRATION MARK). Shares of each class represent interest in the same portfolio of investments of the fund. Transactions in capital shares for the period ended February 29, 2000 were as follows:

                                                Shares                 Dollars
                                                -------               ---------
         Investor Shares
            Sold                                 4,256                $ 42,535
            Reinvested                              70                     694
            Redeemed                              (615)                 (6,128)
                                                ------                --------
               Net Increase                      3,711                $ 37,101
                                                ------                --------
         Select Shares
            Sold                                17,929                $179,171
            Reinvested                             285                   2,848
            Redeemed                            (1,611)                (16,066)
                                                ------                --------
               Net Increase                     16,603                $165,953
                                                ------                --------
         Total increase from capital
           share transactions                   20,314                $203,054
                                                ======                ========

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Shwab Total Stock Market Index Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.
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  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  101 Montgomery Street, San Francisco, CA 94104

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 2000 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. MKT4567 (4/00)